ANNUAL
REPORT TO SHAREHOLDERS

December 31, 2000

o Wisconsin Tax-Exempt Portfolio

(PRINCIPAL PRESERVATION LOGO)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

             PRESIDENT'S LETTER/MANAGEMENT DISCUSSION AND ANALYSIS
                         ANNUAL REPORT TO SHAREHOLDERS
                               DECEMBER 31, 2000

                                                               February 28, 2001

Dear Wisconsin Shareholder:

  I am pleased to provide you with the Wisconsin Tax-Exempt Portfolio annual report for the year ended December 31, 2000. Since December 31, 1999, the Wisconsin Tax Exempt Portfolio's net assets decreased from $52,320,064 to $52,115,568. At the same time, total assets of the Principal Preservation mutual fund family grew from $1,046,000,000 to $1,145,000,000. Investors continued to focus on the broad base stock market, rather than the tax-exempt bond markets. The increase in our fund family can be attributed to both net inflows and market appreciation of our equity portfolios.

  As I sit down to write this letter, I look back over some of the stories that influenced the markets and our portfolios over the past year. This year's volatile equity market, fueled by one of the most memorable presidential elections our nation has ever witnessed, tested investors' resolve.

  An upside to these rather uncertain market conditions has been the resiliency of our mutual fund family as a whole, as well as each of our individual portfolios. This past year has seen many funds fall well below their respective benchmark indicators. Our portfolios, on the other hand, moved by and large in tandem with their respective benchmarks and the marketplace, providing our shareholders with few surprises.

  As we begin our new fiscal year, it remains important to revisit your long-term investment strategy. It's also important to be patient and realistic in your expectations of market growth. The unprecedented gains over the last few years appear to be settling into a more normalized pattern.

  Now, more than ever, responsible investing - believing the underlying quality of investments is as important as any current return characteristics. We believe strongly in holding fixed income investments that meet the highest quality standards, and equity investments that offer good growth in earnings and strong management. On the following pages, we describe in further detail the factors affecting the performance of your Portfolio.

  I'd like to end with some exciting news about our fund family. As of March 1, our name changes to North Track Funds. While the name change doesn't affect any of your investments with our fund family, there are some new places you'll need to look to find information about the performance of your investments. Our new Internet address will be www.northtrackfunds.com. As in the past, our Internet
                         -----------------------
site will contain the latest performance and market information on your funds. We also change locations in the newspaper listing, from Prncipl Presv to North Track. We look forward to introducing this new name, and thank you for your continued support and trust with us at Principal Preservation, now North Track Funds.

                                          Sincerely,

                                          /s/Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President & CEO

This report was prepared for shareholders of Principal Preservation's Wisconsin Tax-Exempt Portfolio. It does not constitute an offer to sell shares of the Portfolio. Any investor who wishes to receive more information about the Wisconsin Tax-Exempt Portfolio or any of the other portfolios in the Principal Preservation Fund Family should obtain a prospectus, which includes a discussion of the investment objective, all sales charges and expenses and the investment risks associated with each portfolio.

                       MANAGEMENT DISCUSSION AND ANALYSIS

WISCONSIN TAX-EXEMPT PORTFOLIO

  The graph below compares the change in the value of a $10,000 investment in the Wisconsin Tax-Exempt Portfolio with that of the Lehman 20-Year Municipal Bond Index. The performance of the Wisconsin Tax-Exempt Portfolio shown below reflects a deduction of the maximum sales load and fund operating expenses.

                             Principal Preservation       Lehman 20-Year
                              Wisconsin Tax-Exempt          Municipal
          Date                      Portfolio               Bond Index
          ----                ---------------------         ----------
         6/13/94*<F1>               $10,000                  $10,000
         6/30/94                     $9,355                   $9,900
         7/31/94                     $9,446                  $10,127
         8/31/94                     $9,446                  $10,155
         9/30/94                     $9,349                   $9,952
        10/31/94                     $9,085                   $9,689
        11/30/94                     $8,771                   $9,462
        12/31/94                     $9,018                   $9,759
         1/31/95                     $9,306                  $10,141
         2/28/95                     $9,587                  $10,509
         3/31/95                     $9,679                  $10,629
         4/30/95                     $9,703                  $10,627
         5/31/95                     $9,978                  $11,028
         6/30/95                     $9,890                  $10,858
         7/31/95                     $9,923                  $10,914
         8/31/95                    $10,008                  $11,064
         9/30/95                    $10,062                  $11,151
        10/31/95                    $10,198                  $11,389
        11/30/95                    $10,385                  $11,641
        12/31/95                    $10,490                  $11,804
         1/31/96                    $10,543                  $11,864
         2/29/96                    $10,438                  $11,729
         3/31/96                    $10,301                  $11,541
         4/30/96                    $10,217                  $11,495
         5/31/96                    $10,281                  $11,509
         6/30/96                    $10,357                  $11,671
         7/31/96                    $10,466                  $11,785
         8/31/96                    $10,446                  $11,766
         9/30/96                    $10,598                  $12,004
        10/31/96                    $10,686                  $12,148
        11/30/96                    $10,883                  $12,402
        12/31/96                    $10,831                  $12,329
         1/31/97                    $10,832                  $12,317
         2/28/97                    $10,943                  $12,449
         3/31/97                    $10,790                  $12,254
         4/30/97                    $10,891                  $12,390
         5/31/97                    $11,059                  $12,613
         6/30/97                    $11,172                  $12,772
         7/31/97                    $11,432                  $13,201
         8/31/97                    $11,332                  $13,039
         9/30/97                    $11,469                  $13,219
        10/31/97                    $11,528                  $13,315
        11/30/97                    $11,598                  $13,423
        12/31/97                    $11,773                  $13,667
         1/31/98                    $11,865                  $13,820
         2/28/98                    $11,876                  $13,830
         3/31/98                    $11,888                  $13,849
         4/30/98                    $11,876                  $13,778
         5/31/98                    $12,017                  $14,027
         6/30/98                    $12,064                  $14,090
         7/31/98                    $12,088                  $14,120
         8/31/98                    $12,219                  $14,364
         9/30/98                    $12,359                  $14,567
        10/31/98                    $12,345                  $14,520
        11/30/98                    $12,380                  $14,587
        12/31/98                    $12,402                  $14,619
         1/31/99                    $12,521                  $14,775
         2/28/99                    $12,518                  $14,713
         3/31/99                    $12,540                  $14,764
         4/30/99                    $12,573                  $14,804
         5/31/99                    $12,496                  $14,693
         6/30/99                    $12,320                  $14,455
         7/31/99                    $12,341                  $14,472
         8/31/99                    $12,226                  $14,239
         9/30/99                    $12,184                  $14,193
        10/31/99                    $11,931                  $13,899
        11/30/99                    $12,053                  $14,106
        12/31/99                    $11,937                  $13,934
         1/31/00                    $11,831                  $13,836
         2/29/00                    $11,941                  $14,100
         3/31/00                    $12,229                  $14,555
         4/30/00                    $12,122                  $14,417
         5/31/00                    $11,976                  $14,303
         6/30/00                    $12,295                  $14,774
         7/31/00                    $12,472                  $15,028
         8/31/00                    $12,674                  $15,317
         9/30/00                    $12,602                  $15,193
        10/31/00                    $12,740                  $15,403
        11/30/00                    $12,827                  $15,583
        12/31/00                    $13,099                  $16,071

                           AVERAGE ANNUAL TOTAL RETURN
                    (includes the effect of the sales charge)

                                                         SINCE INCEPTION
                                1-YEAR         5-YEAR        6/13/94
                                ------         ------    ---------------
  Wisconsin Tax-Exempt:
     Full Sales Charge          5.90%          3.80%          4.20%
     Net Asset Value            9.74%          4.54%          4.77%

  *<F1>  June 13, 1994 inception date.

  Past performance is not predictive of future performance.

       The Lehman 20-Year Municipal Bond Index is a broad-based index containing more than 22,000 issues with maturities ranging from 2-30 years. The issues comprising the index are those completed within the last five years with total issue size of $50 million or more. The average quality rating is "AA." The performance of the index does not include sales charges or other fees which an investor would incur if s/he attempted to replicate the index.

YEAR IN REVIEW

  The year 2000 wound up being a good year for the Wisconsin Tax-Exempt Portfolio as it advanced 9.74%, In general, the highest quality bonds with the longest maturities produced the best returns among municipal securities over the year. Factors contributing to the portfolio's positive performance included exposure to longer maturity lease revenue bonds, which offered returns of roughly 11%, and the portfolio's participation in the utility and transportation sectors which averaged returns of about 12%. A tight supply of new issues during the year also advanced the portfolio's performance.

  Performance was somewhat negatively impacted by the portfolio's holdings in housing related issues and its relatively large weighting of pre-refunded municipals. While the pre-refunded issues could be considered the highest quality bonds available, their relatively short final maturities limited their price appreciation during the year's declining interest rate environment.

  All the portfolio's income during the year was exempt from the federal alternative minimum tax (AMT).

  The portfolio started 2000 on an even keel, with no purchases made during the first quarter. Although the portfolio saw a substantial amount in redemptions during the quarter, it advanced 2.52%.

  In the second quarter, a continued decrease in new issue supply in the tax-exempt municipal market, coupled with a tightening of interest rates across the maturity spectrum, resulted in tax-exempt municipals outperforming taxable fixed-income investments. These factors helped place the portfolio in a good position for the second half of the year.

  The third quarter saw the new issue supply dry up even further. Again paired with a tightening of interest rates across the maturity spectrum, tax-exempt municipals outperformed their taxable fixed-income cousins. This outperformance was especially evident in the short and intermediate range of tax-exempt municipals and in the Wisconsin Tax-Exempt Portfolio. At the end of the third quarter, the portfolio had returned 5.58%.

  Going into the fourth quarter, the news was much the same: a dwindling supply of new issues resulting in tax-exempt municipals outperforming taxable fixed income investments.

  Will new issue activity pick up in 2001o Historically, the last three significant peak years in the municipal marketplace have been followed by two years of substandard issuance levels. With 2000 as the second year of substandard issuance behind us, we should look for a pick up in 2001. This increase should provide an opportunity for us to further restructure the portfolio to reduce the volatility that comes from the portfolio's concentration in longer-term securities.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of Principal Preservation Portfolios, Inc.' s. Wisconsin Tax-Exempt Portfolio outstanding for the periods indicated. You should read this information in conjunction with the financial statements and related notes.

                                                                             For the years ended December 31,
                                                            ------------------------------------------------------------------
                                                             2000           1999           1998           1997           1996
                                                            ------         ------         ------         ------         ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.45         $10.27         $10.21         $ 9.87         $10.05
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                       .44            .45            .48            .49            .49
   Net realized and unrealized
     gains (losses) on investments                             .46           (.82)           .06            .34           (.18)
                                                            ------         ------         ------         ------         ------
   TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS              .90           (.37)           .54            .83            .31
                                                            ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                       (.44)          (.45)          (.48)          (.49)          (.49)
                                                            ------         ------         ------         ------         ------
   TOTAL DISTRIBUTIONS                                        (.44)          (.45)          (.48)          (.49)          (.49)
                                                            ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                              $ 9.91         $ 9.45         $10.27         $10.21         $ 9.87
                                                            ------         ------         ------         ------         ------
                                                            ------         ------         ------         ------         ------

TOTAL RETURN *<F2>                                            9.7%          (3.8%)          5.4%           8.7%           3.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)            $52,116        $52,320        $45,693        $32,852        $25,750
Ratio of expenses to average net assets                       1.1%+<F3>      0.9%+<F3>      0.6%+<F3>      0.5%+<F3>      0.5%+<F3>
Ratio of net investment income to average net assets          4.6%+<F3>      4.5%+<F3>      4.6%+<F3>      4.9%+<F3>      4.9%+<F3>
Portfolio turnover rate                                       5.9%          15.2%          12.5%          16.9%          16.0%

 *<F2> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F3> Reflects a voluntary reimbursement of fund expenses of 0.04% in 2000, 0.1% in 1999, 0.4% in 1998, 0.6% in 1997 and 0.6% in 1996,
        respectively.

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                                 BALANCE SHEET
                               DECEMBER 31, 2000

ASSETS:
Investments:
   Cost basis of investments                                       $51,139,269
                                                                   -----------
                                                                   -----------

   Long-term investments in securities                             $50,998,153
   Short-term investments                                              535,897
                                                                   -----------
        Total investments                                           51,534,050

Receivables:
   Capital shares sold                                                 178,610
   Interest                                                            584,672
                                                                   -----------
        Total receivables                                              763,282
Other assets                                                             1,776
                                                                   -----------
        Total assets                                               $52,299,108
                                                                   -----------
                                                                   -----------

LIABILITIES:
Payables:
   Capital shares redeemed                                         $    34,685
   Distributions to shareholders                                        56,230
   Management fees                                                      21,554
   Other accrued expenses                                               71,071
                                                                   -----------
        Total liabilities                                              183,540
                                                                   -----------

NET ASSETS:
Capital stock                                                       52,507,667
Undistributed net investment income                                     12,841
Undistributed net realized losses on investments                      (799,721)
Net unrealized appreciation on investments                             394,781
                                                                   -----------
        Total net assets                                            52,115,568
                                                                   -----------
        Total liabilities and net assets                           $52,299,108
                                                                   -----------
                                                                   -----------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                     $      9.91
                                                                   -----------
                                                                   -----------
MAXIMUM OFFERING PRICE PER SHARE                                   $     10.27
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Interest                                                            $2,839,929
                                                                    ----------
        Total investment income                                      2,839,929
                                                                    ----------

EXPENSES:
Investment advisory fees                                               252,982
Administration fees                                                     33,628
Custodian fees                                                          15,555
Transfer agent fees                                                     25,684
Broker service fees                                                    128,269
Professional fees                                                       45,416
Registration                                                               204
Communication                                                           17,478
Director fees                                                            4,558
Pricing of investments                                                  15,481
Other                                                                   11,103
                                                                    ----------
        Total expenses                                                 550,358

Less expenses absorbed by advisor                                      (19,667)
                                                                    ----------
        Net expenses                                                   530,691
                                                                    ----------

NET INVESTMENT INCOME                                                2,309,238
                                                                    ----------
NET REALIZED LOSSES ON INVESTMENTS                                    (268,720)

CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS FOR THE YEAR        2,633,830
                                                                    ----------
        Net gain on investments                                      2,365,110
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $4,674,348
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

OPERATIONS:
Net investment income                                              $ 2,309,238
Net realized losses on investments                                    (268,720)
Change in unrealized appreciation on investments for the year        2,633,830
                                                                   -----------
        Net increase in net assets resulting from operations         4,674,348
                                                                   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.44 per share)                             (2,305,385)
                                                                   -----------
        Total distributions                                         (2,305,385)
                                                                   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                          6,381,500
Net asset value of shares issued in distributions                    1,650,019
Cost of shares redeemed                                            (10,604,978)
                                                                   -----------
        Net decrease in net assets from
          capital share transactions                                (2,573,459)
                                                                   -----------
        Total decrease                                                (204,496)

NET ASSETS:
Balance at beginning of period                                      52,320,064
                                                                   -----------
Balance at end of period                                           $52,115,568
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

OPERATIONS:
Net investment income                                              $ 2,333,676
Net realized losses on investments                                    (495,751)
Change in unrealized appreciation on investments for the year       (4,041,529)
                                                                   -----------
        Net decrease in net assets resulting from operations        (2,203,604)
                                                                   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.45 per share)                             (2,333,895)
                                                                   -----------
        Total distributions                                         (2,333,895)
                                                                   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                         21,530,243
Net asset value of shares issued in distributions                    1,654,328
Cost of shares redeemed                                            (12,019,713)
                                                                   -----------
        Net increase in net assets
          from capital share transactions                           11,164,858
                                                                   -----------
        Total increase                                               6,627,359

NET ASSETS:
Balance at beginning of period                                      45,692,705
                                                                   -----------
Balance at end of period                                           $52,320,064
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

1.   SIGNIFICANT ACCOUNTING POLICIES --

     Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio, Select Value Portfolio and Managed Growth Portfolio. This report presents information only for the Wisconsin Tax-Exempt Portfolio (the "Portfolio"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

     The following is a summary of the significant accounting policies of the Fund.

     (a)  Long-Term Securities

          The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service in accordance with procedures approved by the Fund's Board of Directors. Among other factors, these procedures include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

          Investment transactions are recorded on the day after trade date. However, the financial statement information reflects adjustments to reflect trade date activity.

          Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

     (b)  Net Realized Gains and Losses and Investment Income

          Net realized gains and losses on security sales are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (c)  Federal Income Taxes

          Provision has not been made for Federal income taxes, because the Portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 2000, the Portfolio had Federal income tax capital loss carryforwards of $3,176 expiring in 2003, $3,012 expiring in 2005, $29,062 expiring in 2006, $495,751 expiring in 2007 and $268,721 expiring in 2008. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforward is exhausted.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (d)  Expenses

          Fund expenses associated with a specific portfolio are charged to that portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each portfolio to the combined net assets of the Fund, by the ratio of accounts maintained in each portfolio or some other fair allocation method.

     (e)  Distributions to Shareholders

          Distributions to shareholders are recorded on the ex-dividend date.

     (f)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (g)  AICPA Audit & Accounting Guide

          The revised AICPA Audit & Accounting Guide for Investment Companies is effective for fiscal years beginning after December 15, 2000. While adoption of the revised guide will impact the presentation of financial statements, management does not expect it to have a material impact on the operation of the Fund.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES--

     The Fund has an Investment Advisory Agreement (the "Agreement") with B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of the Fund are affiliated), to serve as the Investment Advisor. BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Under the Agreement, the Portfolio pays BCZ a monthly fee based upon the average daily net assets of the Portfolio at the rate of .50% of the first $250,000,000 of the Portfolio's average daily net assets, reducing to .40% of the Portfolio's average daily net assets in excess of $250,000,000.

     For the year ended December 31, 2000, the Portfolio incurred total advisory fees of $252,982. BCZ voluntarily reimbursed expenses to the Portfolio totaling $19,667. BCZ is not obligated to continue the voluntary reimbursement in the future.

     On May 17, 1991, the Fund's shareholders approved a Distribution Agreement under Rule 12b-1. According to this agreement the Fund pays a distribution fee of up to 0.25% to BCZ, as the distributor, which is passed through to the broker/dealer as a service fee. This fee is calculated on the average daily net assets and is shown as broker service fees in the Statement of Operations.

     On May 1, 2000, the Board approved the Administrative Services Agreement. Under this agreement, the Fund pays 0.10% to BCZ to perform administrative tasks on behalf of the Fund.

     BCZ has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services. In addition, the Portfolio pays BCZ commissions on sales of Portfolio shares and 12b-1 distribution fees. The commissions, accounting and pricing fees, 12b-1 fees and administrative service fees paid to BCZ by the Portfolio for the year ended December 31, 2000 were as follows:

                                 ACCOUNTING
             COMMISSIONS        AND PRICING
         ON PORTFOLIO SHARES        FEES       12B-1 FEES   ADMINISTRATIVE FEES
         -------------------    -----------    ----------   -------------------
               $38,351            $25,207        $61,478          $29,462

3.   INVESTMENT TRANSACTIONS --

     Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2000, were $2,949,260 and $6,447,721, respectively.

     Net tax basis unrealized appreciation (depreciation) on investments as of December 31, 2000, included:

       Gross unrealized appreciation                       $ 1,418,365
       Gross unrealized depreciation                        (1,023,584)
                                                           -----------
            Net unrealized appreciation                    $   394,781
                                                           -----------
                                                           -----------

     The tax basis cost of investments at December 31, 2000 was $51,139,269.

4.   LINE OF CREDIT --

     The Fund has an available line of credit of $7,500,000. However, each portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by BCZ. Each portfolio's policies allow borrowings for temporary or emergency purposes.

5.   CAPITAL SHARE TRANSACTIONS --

     (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into nine separate portfolios: Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Managed Growth Portfolio and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first eight portfolios and 450,000,000 in the Cash Reserve Portfolio. Each portfolio (other than the Cash Reserve Portfolio) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus, Achievers, Select Value, PSE Tech 100 Index and Managed Growth also have designated Class B (contingent deferred sales charge) shares. Each of the aforementioned portfolios and the Government Portfolio have designated Class C shares. The shares of the Cash Reserve Portfolio have Class X (Retail Shares) and Class Y (Institutional Shares) and Class B shares. The remaining 150,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

     (b) Capital share activity on a trade date basis, during the years ended December 31, 1999 and December 31, 2000, respectively, were as follows:

       SHARES OUTSTANDING AT DECEMBER 31, 1998               4,447,828
                                                             ---------
                                                             ---------
         Shares issued                                       2,161,036
         Shares issued in distributions                        166,836
         Shares redeemed                                    (1,238,895)
                                                             ---------
       SHARES OUTSTANDING AT DECEMBER 31, 1999               5,536,805
                                                             ---------
                                                             ---------
         Shares issued                                         668,344
         Shares issued in distributions                        172,518
         Shares redeemed                                    (1,118,193)
                                                             ---------
       SHARES OUTSTANDING AT DECEMBER 31, 2000               5,259,474
                                                             ---------
                                                             ---------

     (c) Maximum offering price per share is computed based on a maximum sales charge of 3.5% of the offering price or 3.63% of the net asset value. For purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

 PRINCIPAL                                                                                   S&P          MOODY'S
  AMOUNT                          DESCRIPTION                                               RATING         RATING        VALUE
 ---------                        -----------                                               ------         ------        -----
                                                                                                 (UNAUDITED)

LONG-TERM TAX-EXEMPT SECURITIES -- 97.9%

GEORGIA -- 1.1%
 $  325,000    Atlanta, Georgia, New Public Housing Authority, 5.00%,                        AAA            Aaa        $   328,939
               due 05-01-2007

    250,000    Newnan, Georgia, New Public Housing Authority, 5.00%,                         AAA            Aaa            255,625
               due 04-01-2012

GUAM -- 2.3%
    650,000    Guam Government Limited Obligation Highway Bonds,                             AAA            Aaa            680,063
               Series A, 6.30%, due 05-01-2012

    515,000    Guam Power Authority Revenue Bonds, Series A, 6.375%,                         AAA            Aaa            545,256
               due 10-01-2008

ILLINOIS -- 0.6%
    300,000    Peoria, Illinois, New Public Housing Authority, 5.00%,                        AAA            Aaa            306,000
               due 06-01-2012

MASSACHUSETTS -- 2.0%
    860,000    Massachusetts State Housing Finance Agency, Multi-Family Housing              AAA             A1          1,052,425
               Bonds, First Issue, 1979 Series A, 7.00%, due 04-01-2021

NEVADA -- 0.5%
    255,000    Las Vegas, Nevada, New Public Housing Authority, 5.00%,                       AAA            Aaa            257,958
               due 01-01-2012

NEW JERSEY -- 1.0%
    250,000    Newark, New Jersey, New Public Housing Authority, 4.50%,                      AAA            Aaa            250,312
               due 04-01-2008

    285,000    Newark, New Jersey, New Public Housing Authority, 5.25%,                      AAA            Aaa            291,056
               due 04-01-2009

NEWYORK -- 0.8%
    200,000    New York, New York, New Public Housing Authority, 5.375%,                     AAA            Aaa            204,724
               due 01-01-2012

    200,000    New York, New York, New Public Housing Authority, 5.00%,                      AAA            Aaa            204,364
               due 01-01-2012

NORTH CAROLINA -- 0.8%
    400,000    Durham, North Carolina, New Public Housing Authority, 5.00%,                  AAA            Aaa            404,096
               due 02-01-2012

NORTH DAKOTA -- 0.8%
    200,000    Burleigh County, North Dakota, New Public Housing Authority,                  AAA            Aaa            204,370
               4.875%, due 01-01-2009

    185,000    Burleigh County, North Dakota, New Public Housing Authority,                  AAA            Aaa            188,989
               4.875%, due 01-01-2010

NORTHERN MARIANA ISLANDS -- 0.2%
    100,000    Commonwealth of the Northern Mariana Islands General Obligation               AAA            Aaa            104,625
               Bonds, Series 1999A, (Public School System Projects), 5.125%,
               due 10-01-2008

OHIO -- 2.4%
    500,000    Youngstown, Ohio, New Public Housing Authority, 5.00%,                        AAA            Aaa            505,680
               due 05-01-2011

    250,000    Youngstown, Ohio, New Public Housing Authority, 4.875%,                       AAA            Aaa            255,280
               due 05-01-2009

    200,000    Youngstown, Ohio, New Public Housing Authority, 4.875%,                       AAA            Aaa            204,184
               due 05-01-2010

    300,000    Youngstown, Ohio, New Public Housing Authority, 5.00%,                        AAA            Aaa            303,291
               due 05-01-2012

PENNSYLVANIA -- 0.9%
    270,000    Allentown, Pennsylvania, New Public Housing Authority, 4.875%,                AAA            Aaa            275,640
               due 05-01-2011

    200,000    Clinton County, Pennsylvania, New Public Housing Authority,                   AAA            Aaa            204,554
               5.25%, due 11-01-2007

PUERTO RICO -- 2.9%
    100,000    Puerto Rico Commonwealth Highway &Transportation, 6.625%,                      A             Baa1           105,250
               due 07-01-2012

    350,000    Puerto Rico Commonwealth Highway & Transportation Authority,                   A             Aaa            368,813
               Highway Revenue Unrefunded Balance, Series T, 6.625%,
               due 07-01-2018

    300,000    Puerto Rico Commonwealth General Obligation Bonds, 6.00%,                      A             Baa1           313,125
               prerefunded 07-01-2002

    180,000    Puerto Rico Commonwealth Electric &Power Authority, Series R,                 AAA            Aaa            188,550
               6.25%, due 07-01-2017

    150,000    Puerto Rico Telephone Authority, Series L, 5.75%, due 01-01-2011              AAA             A             154,042

    350,000    Puerto Rico Telephone Authority, Series L, 6.125%, due 01-01-2022             AAA             A             360,871

SOUTH CAROLINA -- 0.4%
    200,000    Marion, South Carolina, New Public Housing Authority, 4.875%,                 AAA            Aaa            204,000
               due 09-01-2010

TENNESSEE -- 0.4%
    190,000    Nashville, Tennessee, New Public Housing Authority, 5.00%,                    AAA            Aaa            191,967
               due 08-01-2010

TEXAS -- 1.1%
    200,000    Waco, Texas, New Public Housing Authority, 4.875%,                            AAA            Aaa            202,500
               due 12-01-2012

    340,000    Waco, Texas, New Public Housing Authority, 4.875%,                            AAA            Aaa            348,075
               due 12-01-2009

VIRGIN ISLANDS -- 0.5%
    255,000    Virgin Islands Water and Power Authority Revenue Bonds,                       AAA            Aaa            272,213
               5.25%, due 07-01-2012

WISCONSIN -- 79.2%
    500,000    Housing Authority of the City of Ashland, Wisconsin, Student                   NR            Aa3            461,875
               Housing Revenue Bonds, Series 1998, (Northland College Project),
               5.10%, due 04-01-2018

  1,000,000    Community Development Authority of the Village of Ashwaubenon,                 NR            Aa2          1,042,500
               Wisconsin, Lease Revenue Bonds, Series 1999A, Arena Project,
               5.80%, due 06-01-2029

    125,000    Brown County (Wisconsin) Housing Authority, Student Housing                    NR             NR            109,688
               Revenue Bonds, Series 1997B, (University Village Housing, Inc.
               Project), 5.400%, due 04-01-2017

    500,000    Community Development Authority of the City of Cudahy                          NR             A3            498,125
               (Wisconsin), Redevelopment Lease Revenue Bonds,
               Series 1999, 5.10%, due 06-01-2017

    600,000    Community Development Authority of the City of Franklin,                       NR             NR            591,000
               (Wisconsin), Redevelopment Lease Revenue Refunding Bonds,
               Series 1998-B, 4.80%, due 04-01-2009

  2,200,000    Community Development Authority of the City of Glendale, Wisconsin,            NR             NR          2,103,750
               Lease Revenue Bonds, Series 1998A, (Tax Increment District No. 7),
               5.40%, due 09-01-2018

  1,000,000    Community Development Authority of the City of Glendale, Wisconsin,            NR             NR            987,500
               Community Development Lease Revenue Bonds, Series 1998A,
               (Tax Increment District No. 7), 5.50%, due 09-01-2017

  1,000,000    Housing Authority of the County of Grant, Wisconsin, Housing                   NR             A3            956,250
               Refunding Revenue Bonds, Series 1998, (Orchard Manor), 5.35%,
               due 07-01-2026

    500,000    Housing Authority of the County of Grant, Wisconsin, Housing                   NR             A3            491,875
               Refunding Revenue Bonds, Series 1998, (Orchard Manor), 5.25%,
               due 07-01-2018

    150,000    Housing Authority of the City of Green Bay, Wisconsin, Student                 NR             NR            150,000
               Housing Refunding Revenue Bonds, Series 1997, (University Village
               Housing, Inc.), 6.00%, due 04-01-2017

  1,000,000    Redevelopment Authority of the City of Green Bay (Wisconsin),                  NR            Aa2            970,000
               Lease Revenue Bonds, Series 1999A, (Convention Center
               Project), 5.10%, due 06-01-2029

    200,000    City of Hartford Community Development Authority, Dodge and                    NR             NR            210,000
               Washington Counties, Wisconsin, Community Development Lease
               Revenue Bonds, 5.90%, due 12-01-2006

    600,000    Community Development Authority of the Village of Jackson,                     NR             NR            558,750
               Wisconsin, Community Development Refunding Revenue Bonds,
               Series 1999, 5.10%, due 12-01-2017

    100,000    Community Development Authority of the Village of Jackson,                     NR             NR             98,875
               Wisconsin, Community Development Refunding Revenue Bonds,
               Series 1999, 4.90%, due 12-01-2013

  1,000,000    Housing Authority of the City of Kenosha, Wisconsin, GNMA                      NR             NR          1,007,500
               Collateralized Multifamily Housing Revenue Bonds, Series 2000A,
               (Villa Ciera, Inc. Project), 6.00%, due 11-20-2041

    500,000    Community Development Authority of the Village of Little Chute,                NR             NR            505,000
               Wisconsin, Community Development Lease Revenue Bonds, 5.625%,
               due 03-01-2019

  3,050,000    Community Development Authority of the City of Madison,Wisconsin,             AA-             NR          2,783,125
               Fixed Rate Development Revenue Bonds, Series 1998A, (Fluno
               Center Project), 5.00%, due 11-01-2020

    300,000    Community Development Authority of the City of Madison,Wisconsin,              NR             NR            279,750
               Multifamily Housing Revenue Bonds, Series 1995, (Dempsey Manor
               Project), 6.65%, due 10-01-2025

    500,000    Community Development Authority of the City of Madison, Wisconsin,             NR             NR            455,000
               Redevelopment Revenue Bonds, Series 1995,(Meriter Retirement
               Services, Inc.), 6.125%, due 12-01-2019

  1,000,000    Madison, Wisconsin, Community Development Authority Lease                      NR            Aa2          1,062,500
               Revenue Bonds, Monona Terrace Community & Convention Center
               Project, 6.10%, due 03-01-2010

    250,000    Community Development Authority of the City of Madison, Wisconsin,             NR             NR            246,562
               Project Revenue Bonds, (Series 1986), 5.875%, due 07-01-2016

    500,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,                   NR            Aa3            512,795
               Development Revenue Bonds, (Goodwill Industries of Southeastern
               Wisconsin Project), 6.35%, due 10-01-2009

  1,000,000    Redevelopment Authority of the City of Milwaukee (Wisconsin),                  NR             NR            952,500
               Development Revenue Bonds, Series 1998, (YMCA of Metropolitan
               Milwaukee, Inc. Project), 5.10%, due 12-01-2023

    750,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,                   NR            Aa3            735,000
               Redevelopment Revenue Bonds, Series 1999A, (Young Women's
               Christian Association of Greater Milwaukee), 5.30%, due 6-01-2029

    180,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,                   NR            Aaa            172,575
               Redevelopment Revenue Bonds, Series 1999B, (Young Women's
               Christian Association of Greater Milwaukee), 5.20%, due 06-01-2029

    215,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,                   NR            Aa3            208,550
               Redevelopment Revenue Bonds, Series 1999A, (Young Women's
               Christian Association of Greater Milwaukee), 5.25%, due 6-01-2019

  1,000,000    Housing Authority of the City of Oak Creek, Wisconsin, Multifamily             NR             NR          1,041,250
               Housing Refunding Revenue Bonds, Series 1994A, (Country Oaks II
               Project), 6.30%, due 08-01-2028

     75,000    Housing Authority of the City of Oak Creek, Wisconsin, Multifamily            AAA             NR             74,625
               Housing Refunding Revenue Bonds, Series 1993, (Wood Creek
               Project), 5.625%, due 07-20-2029

    210,000    Community Development Authority of the City of Onalaska,                       NR             NR            212,625
               Wisconsin, Redevelopment Lease Revenue Refunding Bonds,
               5.30%, due 06-01-2015

  1,260,000    Housing Authority of the City of Oshkosh, Wisconsin, GNMA                      NR            Aa1          1,267,875
               Collateralized Multifamily Housing Revenue Bonds, Series 1997,
               (VNA Assisted Living, Inc. Project), 5.75%, due 09-20-2038

    125,000    Housing Authority of the City of Oshkosh, Wisconsin, GNMA                      NR            Aa1            126,563
               Collateralized Multifamily Housing Revenue Bonds, Series 1997,
               (VNA Assisted Living, Inc. Project), 5.45%, due 09-20-2017

  2,260,000    Southeast Wisconsin Professional Baseball Park District Sales                 AAA            Aaa          2,457,750
               Tax Revenue Bonds, Series 1996, 5.75%, prerefunded 03-13-2007

  1,000,000    Housing Authority of the City of Sheboygan, Wisconsin, Multifamily            AAA             NR            963,750
               Housing Refunding Revenue Bonds, Series 1998A, (GNMA Collat-
               Lake Shore Apartments), 5.10%, due 11-20-2026

    600,000    Redevelopment Authority of the Village of Slinger, Wisconsin,                  NR             NR            608,334
               Redevelopment Lease Revenue Bonds, Series 1995-A, 6.25%,
               prerefunded 09-01-2001

    400,000    Redevelopment Lease Revenue Refunding Bonds, Redevelopment                     NR             NR            390,000
               Authority of the Village of Slinger, Wisconsin, 4.70%, due 09-01-2012

  1,360,000    Waterfront Redevelopment Authority of the City of Sturgeon Bay,                A              NR          1,283,500
               Wisconsin, Redevelopment Lease Revenue Bonds, Series 1998B,
               5.00%, due 10-01-2017

  2,000,000    Waterfront Redevelopment Authority of the City of Sturgeon Bay,                NR             NR          1,915,000
               Wisconsin, Redevelopment Lease Revenue Bonds, Series 1998A,
               5.20%, due 10-01-2021

    100,000    Redevelopment Authority of the City of Superior, Wisconsin,                    NR             Aa            104,000
               Revenue Bonds, Series 1994, (Superior Memorial Hospital, Inc.),
               5.80%, prerefunded 05-01-2002 @ 102

    155,000    Redevelopment Authority of the City of Superior, Wisconsin,                    NR             Aa            160,812
               Revenue Bonds, Series 1994, (Superior Memorial Hospital, Inc.),
               5.60%, prerefunded 05-01-2002 @ 102

    150,000    Redevelopment Authority of the City of Superior, Wisconsin,                    NR             Aa            155,813
               Revenue Bonds, Series 1994, (Superior Memorial Hospital, Inc.),
               5.65%, prerefunded 5-01-2002 @ 102

    600,000    Community Development Authority of the Village of Sussex,                      NR             NR            642,000
               Wisconsin, Community Development Revenue Bonds, Series 1995,
               6.10%, due 04-01-2015

    445,000    Community Development Lease Revenue Bonds, Series 1997A,                       NR             NR            443,331
               Community Development Authority of the City of Verona, Wisconsin,
               5.50%, due 06-01-2017

  1,000,000    Wisconsin Center District, Junior Dedicated Tax Revenue Refunding             AAA            Aaa          1,015,000
               Bonds, Series 1999, 5.25%, due 12-15-2023

  3,000,000    Wisconsin Center District, Junior Dedicated Tax Revenue                       AAA             NR          3,255,000
               Bonds, Series 1996B, 5.75%, prerefunded 12-15-2006 @ 101

  1,235,000    Wisconsin Housing Finance Authority Revenue Bonds, Prerefunded                 NR             NR          1,338,431
               12-01-2017 at Par, Escrowed by U.S. Government Security, 6.10%

  1,395,000    Wisconsin Housing Finance Authority Revenue Bonds, Prerefunded                AAA            Aaa          1,501,369
               12-01-2017 at Par, Escrowed by U.S. Government Security, (MBIA
               Insured), 6.10%

    460,000    Walworth County (Wisconsin), Housing Authority Housing Revenue                 NR             NR            461,725
               Bonds, Series 1997, (FHA Insured Mortgage Loan-Kiwanis Heritage,
               Inc. Senior Apartment Project), 5.70%, due 03-01-2039

  1,000,000    Community Development Authority of the City of Watertown,                      NR             NR            966,250
               (Wisconsin), Redevelopment Lease Revenue Bonds, Series 1998A,
               5.00%, due 05-01-2018

    500,000    Housing Authority, City of Waukesha, Wisconsin, Multifamily                    NR             NR            486,875
               Housing Refunding Revenue Bonds, Series 1998A, (FHA Insured
               Mortgage Loan-Oak Hills Terrace Project), 5.45%, due 06-01-2027

    750,000    Wauwatosa, Wisconsin, Redevelopment Authority, Milwaukee County,              AAA            Aaa            777,187
               Wisconsin, Redevelopment Authority Lease Revenue Bonds, Series
               1997, 5.65%, due 12-01-2015

    715,000    Housing Authority of Winnebago County, Wisconsin, Multifamily                  NR             NR            675,675
               Housing Refunding Revenue Bonds, (Neenah-Menasha Ecumenical
               Retirement Community, Inc. Project), 5.50%, due 10-01-2015

    855,000    Housing Authority of Winnebago County, Wisconsin, Multifamily                  NR             NR            785,531
               Housing Refunding Revenue Bonds, (Neenah-Menasha Ecumenical                                             -----------
               Retirement Community, Inc. Project), 5.60%, due 10-01-2020

Total Long-Term Tax-Exempt Securities (Cost $50,603,372)                                                                50,998,153
                                                                                                                       -----------

SHORT-TERM TAX-EXEMPT SECURITIES -- 1.0%

MONEY MARKET
    535,897    AIM National Tax-Exempt Money Market                                                                        535,897
                                                                                                                       -----------

Total Security Holdings (98.9%)                                                                                        $51,534,050
                                                                                                                       -----------
                                                                                                                       -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
  Principal Preservation Portfolios, Inc. and the
  Shareholders of the Wisconsin Tax-Exempt Portfolio:

  We have audited the accompanying balance sheet, including the schedule of investments, of the PRINCIPAL PRESERVATION PORTFOLIOS, INC. (a Maryland corporation) Wisconsin Tax-Exempt Portfolio as of December 31, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Principal Preservation Portfolios, Inc. Wisconsin Tax-Exempt Portfolio as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States.

                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 19, 2001

PRINCIPAL PRESERVATION PORTFOLIOS, INC.
215 North Main Street
West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
Richard H. Aster, M.D., Director
Augustine J. English, Director
Ralph J. Eckert,Director
Peter D.Ziegler, Director
Robert J. Tuszynski, President, CEO
Frank Ciano, Chief Financial Officer and Treasurer
James Brendemuehl, Senior Vice President of Sales
John Lauderdale, Senior Vice President of Marketing
Kathleen Cain, Secretary

INVESTMENT ADVISORS
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

Ziegler Asset Management, Inc.
(Sub-Advisor to all portfolios except Managed Growth and Select Value) 250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Portfolio)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

NorthPointe Capital, Inc.
(Sub-Advisor to Select Value Portfolio)
101 West Big Beaver Road
Suite 1125
Troy, Michigan 48084

DISTRIBUTOR AND ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Global Fund Services
P.O. Box 60504
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  CA 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(PRINCIPAL PRESERVATION LOGO)
215 North Main Street
West Bend, WI 53095

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.principalpreservation.com

"Standard & Poor's," "Standard & Poor's 100," S&P," and "S&P100" are trademarks of Mc Graw-Hill, Inc. and have been licensed for use by B.C. Ziegler and Company.

PSE is a service mark of the Pacific Exchange Incorporated and has been licensed for use by B.C.Ziegler and Company.

The S&P and PSE do not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds.

This report was prepared for the information of shareholders of Principal Preservation Portfolios, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 PP842-2/01